Exhibit 99.2
IMEREM Institute for Medical Research Management and Biometrics — Institute für medizinisches Forschungsmanagement und
Biometrie — Ein unabhaengiges Forschungsunternehmen GmbH
Balance Sheets
In Euros

	December 31,
	2007	2006
Assets
Current assets:
Cash and cash equivalents	€1,657,468	€577,082
Restricted cash	687,849	411,511
Available-for-sale securities	1,095,529	1,582,053
Unbilled Revenues	1,361,824	1,681,747
Accounts receivable, less allowance for doubtful accounts	1,355,308	803,449
Prepaid expenses and other current assets	127,826	299,910

Total current assets	€6,285,804	€5,355,752

Intangible assets, net	38,446	38,239
Property and equipment, net	659,433	670,153
Cash surrender value of life insurance	519,293	399,140
Deferred income taxes	9,000	—

Total assets	€7,511,976	€6,463,284

Liabilities and stockholder’s equity
Current liabilities:
Accounts payable	€15,235	€7,009
Accrued expenses	305,453	140,007
Customer deposits	687,849	411,511
Deferred revenue	659,854	502,787
Due to stockholder	786,840	763,932
Other current liabilities	623,149	587,206
Deferred income taxes	—	447,000

Total current liabilities	€3,078,380	€2,859,452

Deferred compensation	612,078	555,479
Deferred income taxes — long term	193,000	9,000
Long term debt	135,986	233,719

Total liabilities	€4,019,444	€3,657,650

Stockholder’s equity:

Common stock; no par value, 1 share authorized and issued	25,565	25,565
Accumulated other comprehensive loss	(27,471)	(20,877)
Retained earnings	3,494,438	2,800,946

Total stockholder’s equity	€3,492,532	€2,805,634

Total liabilities and stockholder’s equity	€7,511,976	€6,463,284

The accompanying notes are an integral part of the financial statements.

IMEREM Institute for Medical Research Management and Biometrics — Institute für medizinisches Forschungsmanagement und
Biometrie — Ein unabhaengiges Forschungsunternehmen GmbH
Statements of Income
In Euros

	12 months ended
	December	December
	31, 2007	31, 2006

Service revenue	€4,030,386	€5,109,628
Other income	158,924	124,525

Total revenue	4,189,310	5,234,153

Direct costs	2,277,925	2,264,729
Selling, general, and administrative expenses	718,925	417,762
Depreciation and amortization	78,441	75,074

Income from operations	1,114,019	2,476,588
Interest expense	(45,071)	(30,929)
Interest income	64,145	73,491
Income before provision for income taxes	1,133,093	2,519,150
Provision for income taxes	369,601	817,412

Net income	€763,492	€1,701,738

The accompanying notes are an integral part of the financial statements.

IMEREM Institute for Medical Research Management and Biometrics — Institute für medizinisches
Forschungsmanagement und Biometrie — Ein unabhaengiges Forschungsunternehmen GmbH
Statements of Stockholder’s Equity
In Euros

			Accumulated
			Other		Total
			Comprehensive	Retained	Stockholder’s
	Share	Amount	loss	Earnings	Equity

Balance at January 1, 2006	1	€25,565	—	€2,199,205	€2,224,770

Dividends to stockholder	—	—	—	(1,099,997)	(1,099,997)
Comprehensive income:	—	—	—	—	—
Net income	—	—	—	1,701,738	1,701,738
Unrealized loss on available-for-sale securities, net of tax	—	—	(20,877)	—	(20,877)

Total comprehensive income	—	—	—	—	1,680,861

Balance at December 31, 2006	1	25,565	(20,877)	2,800,946	2,805,634
Dividends to stockholder	—	—	—	(70,000)	(70,000)
Comprehensive income:	—	—	—	—	—
Net income	—	—	—	763,492	763,492
Unrealized loss on available-for-sale securities, net of tax	—	—	(6,594)	—	(6,594)

Total comprehensive income	—	—	—	—	756,898

Balance at December 31, 2007	1	€25,565	€(27,471)	€3,494,438	€3,492,532

The accompanying notes are an integral part of the financial statements.

IMEREM Institute for Medical Research Management and Biometrics — Institute für medizinisches
Forschungsmanagement und Biometrie — Ein unabhaengiges Forschungsunternehmen GmbH
Statements of Cash Flows
In Euros

	12 months ended
	December 31,	December 31,
	2007	2006

Net income	€763,492	€1,701,738
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	78,441	75,077
Deferred tax provision (benefit)	(269,000)	180,000
Increase in cash value of life insurance	(120,153)	(118,498)
Changes in operating assets and liabilities:
Accounts receivable	(551,859)	(497,664)
Unbilled revenue	319,923	(495,042)
Prepaid expenses and other current assets	172,084	(205,642)
Accounts payable	8,226	7,009
Accrued expenses	188,354	(756,323)
Customer deposits	276,338	(68,263)
Deferred revenue	157,067	(82,213)
Deferred compensation	56,599	52,574
Other liabilities	57,732	322,243

Net cash provided by operating activities	€1,137,244	€114,996

Investing activities
Change in restricted cash	(276,338)	68,263
Proceeds from sale of investments	476,930	254,487
Purchase of intangible assets	(37,504)	(34,987)
Purchase of property and equipment	(30,424)	(41,931)

Net cash provided by investing activities	€132,664	€245,832
Financing activities
Principal payment on long-term debt	(119,522)	(37,926)
Dividends	(70,000)	(698,897)

Net cash used in financing activities	(189,522)	(736,823)
Net change in cash	€1,080,386	€(375,995)
Cash and cash equivalents, beginning of period	577,082	953,077

Cash and cash equivalents, end of period	€1,657,468	€577,082

The accompanying notes are an integral part of the financial statements.

IMEREM Institute for Medical Research Management and Biometrics — Institute für medizinisches Forschungsmanagement und
Biometrie — Ein unabhaengiges Forschungsunternehmen GmbH
Notes to Financial Statements
December 31, 2007 and 2006
1. Nature of Business
IMEREM Institute for Medical Research Management and Biometrics – Institute für medizinisches Forschungsmanagement und Biometrie – Ein unabhaengiges Forschungsunternehmen GmbH (the “Company” or “Imerem”) is a Clinical Resource Organization (CRO), providing high-quality, efficient and flexible clinical development solutions to the pharmaceutical industry. The Company is able to leverage its high degree of clinical expertise, industry knowledge and specialization to reduce the expense and time frame of clinical development. The Company’s revenues are generated principally from customers located in Germany, while it does support clients and perform services in several European countries.
2. Significant Accounting Policies
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Cash and Cash Equivalents
Cash and cash equivalents include highly liquid investments with an original maturity of three months or less from date of purchase.
Restricted Cash
The Company receives cash in advance from certain customers specifically for the payment of investigator fees relating to specific projects. Such amounts are recorded in restricted cash and short term customer deposits in the accompanying consolidated balance sheets.
Concentration of Credit Risk
Financial instruments, which potentially subject the Company to credit risk, consist principally of cash and accounts receivable. The Company performs periodic evaluations of the financial institutions in which its cash is invested. The majority of the Company’s revenues and accounts receivable are derived from pharmaceutical companies located in Germany. The Company’s four largest customers accounted for approximately 29%, 29%, 20%, and 11% of service revenues during the year ended December 31, 2007, the Company’s three largest customers accounted for approximately 46%, 17% and 16% of service revenues during the year ended December 31, 2006.
The four largest customers represented approximately 35%, 12%, 20% and 8% of the accounts receivable balance at December 31, 2007, and the three largest customers represented approximately 44%, 0%, and 24% of the accounts receivable balance at December 31, 2006. No other customers represented more than 10% of net service revenues or accounts receivable during those periods or at those times. The Company provides an allowance for doubtful accounts based on experience and specifically identified risks. Accounts receivable are carried at amounts due from customers and charged off against the allowance for doubtful accounts when management determines that recovery is unlikely and the Company ceases collection efforts. At December 31, 2007 and December 31, 2006, the allowance for doubtful accounts totaled approximately €11,000 and 83,400, respectively.
Marketable Securities
The Company determines the appropriate classification of its investments in equity securities at the time of purchase and reevaluates such determinations at each balance-sheet date. Marketable equity securities are classified as available for sale, and are carried at fair market value, with the unrealized gains and losses, net of tax, included in the determination of comprehensive income and reported in stockholder’s equity.
Property and Equipment
Property and equipment are recorded at cost. Expenditures for repairs and maintenance which do not extend the useful life of the related assets are charged to expense as incurred. Depreciation is computed using the straight-line method over the estimated useful lives of the assets ranging from 1 to 36 years.
Revenue and Cost Recognition
The majority of the Company’s service revenues are derived from fee-for-service contracts, some of which are fixed-price contracts. Revenues and the related costs of fee-for-service contracts are recognized in the period in which services are performed. Fixed-price contract revenue is recognized as services are performed. We measure progress for fixed price contracts using the concept of proportional performance based upon a unit-based output method. Under the unit-based output method, output units are pre-defined in the contract and revenue is recognized based upon completion of such output units. Revenue related to contract modifications is recognized when realization is assured and the amounts are reasonably determinable. Adjustments to contract estimates are made in the periods in which the facts that require the revisions become known. When the revised estimate indicates a loss, such loss is provided for in the financial statements during that period. No such losses were recognized in 2007 or 2006. Deferred revenue represents amounts billed to customers in excess of revenue recognized.
Value Added Taxes
The Company accounts for value added taxes as a net component of selling, general, and administrative expenses in accordance with EITF 06-03, “How Taxes Collected from Customers and Remitted to Governmental Authorities Should be Presented in the Income Statement”
Comprehensive Income
The Company’s comprehensive income was as follows (in Euros):

	Year Ended December 31,
	2008	2007

Net income as reported	€763,492	€1,701,738

Other comprehensive income (loss):
Unrealized loss on available-for-sale securities, net of tax	(6,594)	(20,877)

Comprehensive income	€756,898	€1,680,861

Income Taxes
Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.
In July 2006, the FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition of tax benefits, classification on the balance sheet, interest and penalties, accounting in interim periods, disclosure, and transition.

In December 2008, the FASB provided for a deferral of the effective date of FIN 48 for certain nonpublic enterprises to annual financial statements for fiscal years beginning after December 15, 2008. The Company has elected this deferral and accordingly will be required to adopt FIN 48 in its 2009 annual financial statements. Prior to adoption of FIN 48, the Company will continue to evaluate its uncertain tax positions and related income tax contingencies under Statement No. 5, Accounting for Contingencies. SFAS No. 5 requires the Company to accrue for losses it believes are probable and can be reasonably estimated. The Company does not expect the adoption of FIN 48 to have a material impact on its financial condition or results of operations.
Recently Issued Accounting Pronouncements
In September 2006 the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements (SFAS No. 157)”. SFAS No. 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurement. SFAS No. 157 also emphasizes that fair value is a market-based measurement, not an entity-specific measurement, and sets out a fair value hierarchy with the highest priority being quoted prices in active markets. Under SFAS No. 157, fair value measurements are disclosed by level within that hierarchy. In February 2008, the FASB issued FASB Staff Position No. 157-2, “Effective Date of FASB Statement No. 157”, which permits a one-year deferral for the implementation of SFAS No. 157 with regard to nonfinancial assets and liabilities that are not recognized or disclosed at fair value in the financial statements on a recurring basis. The Company adopted SFAS No. 157 for the fiscal year beginning January 1, 2008, except for nonfinancial assets and nonfinancial liabilities that are recognized or disclosed at fair value in the financial statements on a nonrecurring basis for which delayed application is permitted until our fiscal year beginning January 1, 2009. The Company is currently assessing the potential effect of the adoption of the remaining provisions of SFAS No. 157 on its financial position, results of operations and cash flows
In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of FASB Statement No. 115”, or SFAS No. 159. This standard permits, but does not require, all entities to choose to measure eligible items at fair value at specified election dates. For items for which the fair value option has been elected, an entity would report unrealized gains and losses in earnings at each subsequent reporting date. SFAS No. 159 is effective as of the beginning of an entity’s first fiscal year beginning after November 15, 2007. The Company is not electing to adopt the provisions permitting the measurement of eligible financial assets and liabilities at January 1, 2008 using the fair value option.
In June 2007, the FASB reached a consensus on EITF Issue No. 07-03, “Accounting for Nonrefundable Advance Payments for Goods or Services to Be Used in Future Research and Development Activities”. EITF 07-03 requires companies to defer and capitalize, until the goods have been delivered or the related services have been rendered, non-refundable advance payments for goods that will be used or services that will be performed in future research and development activities. EITF 07-03 is effective for fiscal years beginning after December 15, 2007. The Company does not expect EITF 07-03 will have a material impact on its financial condition or results of operations.
In December 2007, the FASB reached a consensus on EITF Issue No. 07-01, “Accounting for Collaborative Arrangements”. EITF 07-01 defines collaborative arrangements and establishes reporting requirements for transactions between participants in a collaborative arrangement and between participants in the arrangement and third parties. EITF 07-01 also establishes the appropriate income statement presentation and classification for joint operating activities and payments between participants, as well as the required disclosures related to these arrangements. EITF 07-01 is effective for fiscal years beginning after December 15, 2008. The Company does not expect EITF 07-01 will have a material impact on its financial condition or results of operations.
In December 2007, the FASB issued SFAS No. 141 (revised 2007), “Business Combinations”, or SFAS 141(R). FAS 141(R) expands the definition of a business and a business combination, requires that: the purchase price of an acquisition, including the issuance of equity securities to be determined on the acquisition date, be recorded at fair value at the acquisition date; all assets, liabilities, contingent consideration, contingencies and in-process research and development costs of an acquired business be recorded at fair value at the acquisition date; acquisition costs generally be expensed as incurred; restructuring costs generally be expensed in periods subsequent to the acquisition date; and changes be made in accounting for deferred tax asset valuation allowances and acquired income tax uncertainties after the measurement period to impact income tax expense. SFAS 141(R) applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The Company does not expect SFAS 141(R) will have a material impact on its financial condition or results of operations.
In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB No. 51”, or SFAS 160”. SFAS 160 amends ARB 51 to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. An ownership interest in subsidiaries held by parties other than the parent should be presented in the consolidated statement of financial position within equity, but separate from the parent’s equity. SFAS 160 requires that changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary should be accounted for similarly to equity transactions. When a subsidiary is deconsolidated, any retained noncontrolling equity investment should be initially measured at fair value, with any gain or loss recognized in earnings. SFAS 160 requires consolidated net income to be reported at amounts that include the amounts attributable to both the parent and the noncontrolling interest. It also requires disclosure, on the face of the consolidated income statement, of the amounts of consolidated net income attributable to the parent and to the noncontrolling interests. SFAS 160 is effective for fiscal years, including interim periods within those fiscal years, beginning on or after December 15, 2008. The Company does not expect SFAS 160 will have a material impact on its financial condition or results of operations.
3. Property and Equipment
Property and equipment consist of the following (in Euros):

	Useful life	December 31, 2007	December 31, 2006

Buildings	36 years	€586,009	€599,187
Furniture and fixtures	1 to 15 years	114,567	118,976

		700,576	718,163
Less accumulated depreciation		(41,143)	(48,010)

		€659,433	€670,153

4. Marketable Securities
Available-for-sale securities consist primarily of debt securities that are due within one to three years. Net unrealized holding losses on available-for-sale securities in the amount of €9,594, net of tax of €3,000 and €30,877, net of tax of €10,000 for the years ended December 31, 2007, and December 31, 2006, respectively, have been included in accumulated other comprehensive income. Proceeds from the sale of available-for-sale securities totaled €476,930 and €254,487 for the years ended December 31, 2007 and December 31, 2006, respectively. The specific identification method is used to measure the cost of securities sold. There were no realized gains or losses on those sales.
The following is a summary of investments in available-for-sale debt securities (in Euros):

	Year ended December 31,
	2007	2006

Amortized Cost	€1,136,000	€1,612,930
Gross unrealized losses	(40,471)	(30,877)

Fair value	€1,095,529	€1,582,053

5. Long Term Debt
The Company has a term note payable to a bank expiring March 31, 2012. The note is collateralized by a building, is guaranteed by the sole shareholder of the Company and bears interest at 5.25%. At December 31, 2006 the outstanding balance on this note totaled €98,424. The balance of the note was paid in full in July 2007.
The Company also has a term note payable to a bank expiring January 31, 2014. The note is collateralized by a building, is guaranteed by the sole shareholder of the Company and bears interest at 5.20% At December 31, 2007 and December 31, 2006 the outstanding balance on this note totaled €157,340 and €178,438.
Aggregate maturities of long-term debt for the years ending December 31, 2008 through 2013 and beyond are as follows (in Euros):

2008	€21,354
2009	23,405
2010	24,651

2011	25,964

2012	27,364

2103 and beyond	34,602

€157,340
Current maturities	21,354

€135,986

6. Retirement Plan
The Company maintains a defined benefit retirement plan (Plan), which covers only the Company’s Managing Director and sole shareholder as defined in the Plan. Under the Plan, actuarial calculations are performed annually by Bayern — Versicherung to calculate the amount required to fund the Plan in order to meet the terms of the guaranteed payout over the expected life of the participant. This provision has been endowed with a life insurance policy on the Company’s sole shareholder for the full amount in accordance with all applicable local tax laws and in accordance with the terms of the Plan as of December 31, 2007. The Company’s sole shareholder has a lien against the life insurance policy in the event of non-payment of the amount due under the retirement plan.
7. Income Taxes
Net Income (loss) before income taxes consists of the following components (in Euros):

	Year ended December 31,
	2007	2006

Income before income taxes	€1,133,093	€2,519,150

The provision for income taxes is as follows:

	Year ended December 31,
	2007	2006

Current:	€638,601	€637,412

Deferred:	€(269,000)	€180,000

Total	€369,601	€817,412

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities are as follows:

	Year ended December 31,
	2007	2006

Gross deferred tax assets:
Customer deposits	€115,000	€96,000
Other	23,000	16,000

	138,000	112,000

Gross deferred tax liabilities:
Unbilled / deferred revenues	279,000	497,000
Accrued expenses	35,000	54,000
Other	8,000	17,000

	322,000	568,000

Net deferred tax liabilities	€(184,000)	€(456,000)

Presented in the accompanying balance sheets as follows:
Long-term deferred tax assets	€9,000	€—
Current deferred tax liabilities	(193,000)	(447,000)
Long-term deferred tax liabilities	—	(9,000)

	€(184,000)	€(456,000)

8. Commitments
The Company uses certain equipment under various operating leases.
Future minimum lease payments subsequent to December 31, 2007 under non-cancelable operating leases are as follows (in Euros):

Operating
Leases
2008	€42,462
2009	26,146
2010	9,382

Total minimum lease payments	€77,990

Lease expense is included in selling, general, and administrative expenses in the accompanying statements of income and totaled approximately €49,500 and €38,800 for the years ended December 31, 2007 and December 31, 2006, respectively.
9. Related Party Transactions

During 2007, the Company extended several interest free loans to other companies, where the sole stockholder of the Company was also a stockholder. The loans totaled approximately €70,000 and have been recorded as dividends in the accompanying financial statements.
In September 2005, the sole stockholder of the Company loaned the Company €350,000. During 2006 and 2007, the sole stockholder of the Company made various advances to the Company which have been added to the balance due to stockholder. Interest accrues on the entire balance due to stockholder at a rate of 4% and has been added to the balance due to stockholder. Interest expense related to the loans and advances included in the accompanying statements of income totaled €22,908 and €13,955 for the years ended December 31, 2007 and December 31, 2006, respectively. The loan and advances are due on demand.

10. Cash Flows Information
Supplemental information relative to the statements of cash flows for the years ended December 31, 2007 and 2006 is as follows (in Euros):

	Year ended December 31,
	2007	2006

Supplemental disclosures of cash flows information:
Cash payments for:
Interest	€11,437	€15,875

Taxes	321,129	684,601

Supplemental schedule of noncash investing and financing activities:
Dividends accrued in due to stockholder	—	401,100

11. Subsequent Events
On December 22, 2008 the stockholder of Imerem sold 100% of his interest in the company to an unrelated party.